1 2Q23 Update (Nasdaq: BHRB) July 2023

2 Cautionary Statement Regarding Forward Looking Information This presentation contains statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements are neither historical facts nor assurances of future performance. Instead, they are based on current beliefs, expectations or assumptions regarding the future of the business, future plans and strategies, operational results and other future conditions of Burke & Herbert Financial Services Corp. (the “Company”). All statements other than statements of historical fact included in this presentation regarding the prospects of our industry or our prospects, plans, financial position or business strategy may constitute forward looking statements. In addition, forward looking statements generally can be identified by the use of forward looking words such as “plans,” “expects” or “does not expect,” “is expected,” “look forward to,” “budget,” “scheduled,” “estimates,” “forecasts,” “will continue,” “intends,” “the intent of,” “have the potential,” “anticipates,” “does not anticipate,” “believes,” “should,” “should not,” or variations of such words and phrases that indicate that certain actions, events or results “may,” “could,” “would,” “might,” or “will,” “be taken,” “occur,” or “be achieved,” or the negative of these terms or variations of them or similar terms. Furthermore, forward looking statements may be included in various filings that we make with the Securities and Exchange Commission (“SEC”) or press releases or oral statements made by or with the approval of one of our authorized executive officers. Although we believe that the expectations reflected in these forward looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward looking statements, including, but not limited to: (1) the assumptions and estimates used by management include both assumptions as to certain business decisions that are subject to change and, in many respects, subjective judgment, and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments, and thus, may not be realized; (2) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which we are engaged; (3) changes in the interest rate environment may adversely affect net interest income; (4) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (5) competition from other financial services companies in our markets could adversely affect operations; (6) the impact of any pandemic on our employees and customers, as well as the resulting effect on our business, financial condition and results of operations; and (7) the current economic slowdown could adversely affect credit quality and loan originations. By their very nature, forward looking statements involve inherent risks and uncertainties, both general and specific, and risks exist that predictions, forecasts, projections and other forward looking statements will not be achieved. We caution readers not to place undue reliance on these statements as a number of important factors could cause the actual results to differ materially from the beliefs, plans, objectives, expectations, anticipations, estimates and intentions expressed in such forward looking statements. In addition, risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, to be materially different from any anticipated future results, performance or achievements expressed or implied by such forward looking information and statements include, but are not limited to, the risks described under the heading “Risk Factors Summary” and in Item 1A—Risk Factors in the Company’s Registration Statement on Form 10 filed as amended, filed with and declared effective by the SEC on April 21, 2023 and in subsequent 2023 Quarterly Reports on Form 10 Q and other 2023 filings with the SEC. Readers are cautioned not to place undue reliance on any forward looking statements contained in this presentation, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward looking statements. You are advised, however, to consult any additional disclosures we make in our reports to the SEC. All subsequent written and oral forward looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this presentation.

3 Introduction • Thank you for your interest in Burke & Herbert Financial Services Corp. and its wholly owned subsidiary Burke & Herbert Bank & Trust Company. A proud and flourishing community institution, we are headquartered in Old Town Alexandria, Virginia and have served the banking, borrowing and investing needs of generations of businesses, organizations, families and individuals since 1852. Today, we are on a robust and exciting path of growth as we expand into new markets, develop and roll out next generation digital banking services, and serve increasing numbers of customers. • As a true community bank, we are deeply tied to the people, neighborhoods and institutions where we live and work. Our employees form a diverse, dedicated, close knit team that upholds a culture of customer service and forges strong and lasting relationships with our customers and shared communities. We are selective in our hiring, proud of the caliber of our people, and encourage a collegial environment in which each individual feels valued. • The Bank was founded by John Woolfolk Burke and Arthur Herbert in 1852 in Old Town Alexandria, and is the longest continuously operating bank in the Commonwealth. The Bank’s current Chair, E. Hunt Burke, represents the fifth generation of the Burke family to have a leadership role at the Bank.

4 Key Takeaways • Burke & Herbert Financial Services Corp. was established in September 2022 as the holding company for Burke & Herbert Bank & Trust Company, which has been offering banking services in Northern Virginia since 1852 • We have a seasoned executive management team and an experienced Board of Directors all focused on delivering long term value for our shareholders • Our recent performance has been solid and we are well positioned to execute our strategic plan • The Company’s strategic plan rests on 3 pillars to meet our future growth expectations Profitably expanding our market share Transforming our digital capabilities Growing fee based sources of revenue

# Executive Team

Seasoned Executive Team

| Name | Role | Years in Banking | Years at BHB | Prior Institution Experience |
|---|---|---|---|---|
| David Boyle | Chair, CEO, President | 25+ years | 4 years | PNC Financial Services / National City Bank |
| Roy Halyama | EVP, Chief Financial Officer | 25+ years | 2 years | JP Morgan / PNC Financial Services / Fifth Third Bank |
| Jeffrey Welch | EVP, Chief Credit Officer | 25+ years | 9 years | TD Bank / Sandy Spring Bank |
| Joseph Collum | EVP, Branch & Business Banking | 25+ years | 25+ years | All with BHRB |
| Emily Debeniotis | EVP, Human Resources | 25+ years | 25+ years | All with BHRB |
| Shannon Rowan | EVP, Wealth Services | 25+ years | 12 years | Capital One Financial / Chevy Chase |
| Kendrick Smith | EVP, Operations | 25+ years | 3 years | Orrstown Bank / First National Community Bank |
| Alexis Santin | EVP, Payments & Digital Strategy | 20+ years | 4 years | Eagle Bancorp |
| Greg Mellors | EVP, Chief Lending Officer | 25+ years | 3 years | Wells Fargo |
| Jennifer Schmidt | EVP, Enterprise Risk | 15+ years | 8 years | Capital One Financial / BP Oil |

Burke & Herbert Financial Services Corp.

5

# Company Overview & Financial Performance

Solid Performance and Well-Positioned

## Overview

- The Bank was founded in 1852, making us the oldest, continuously operating Bank in Virginia
- Our primary market area includes Virginia / Maryland / DC with 23 branches throughout Northern Virginia
- David P. Boyle was appointed President & CEO in 2019 and was appointed Chair of the Company effective January 2023
- Since 2021 we have opened loan production offices in Virginia (Fredericksburg, Loudoun County, and Richmond) and Maryland (Bethesda)
- The Bank also offers a full suite of wealth management, trust, and private banking services as well as a digital investing program
- In July 2022 we acquired a building in Alexandria to consolidate our workforce in a new Corporate Center
- In October 2022 we announced a 40 for 1 stock split
- As of June 30, 2023 we had 407 employees
- Our Common Stock began trading on Nasdaq on April 26, 2023

## Financial Performance

| | FY20 | FY21 | FY22 | 2Q23 |
|---|---|---|---|---|
| **Balance Sheet Highlights** *(millions)* | | | | |
| Assets | $ 3,425 | $ 3,622 | $ 3,563 | $ 3,569 |
| Gross Loans, (excluding HFS loans) | 1,834 | 1,745 | 1,887 | 2,001 |
| Investments | 1,160 | 1,606 | 1,372 | 1,252 |
| Deposits | 2,789 | 2,933 | 2,920 | 3,005 |
| Equity | 385 | 390 | 273 | 290 |
| **Income Statement Highlights** *(thousands)* | | | | |
| Net Interest Income | $ 89,716 | $ 96,603 | $ 103,692 | $ 48,566 |
| Non-Interest Income | 19,004 | 17,251 | 17,087 | 8,839 |
| Total Revenue[1] | 108,720 | 113,854 | 120,779 | 57,405 |
| Non-Interest Expense | 67,633 | 74,414 | 75,946 | 41,713 |
| Net Income | 26,499 | 36,165 | 44,013 | 13,558 |
| **Profitability Metrics** *(percentage)* | | | | |
| Return on Avg. Assets *(annualized)* | 0.82 | 1.02 | 1.24 | 0.76 |
| Return on Avg. Equity *(annualized)* | 7.23 | 9.35 | 14.28 | 9.56 |
| Net Interest Margin[1] | 3.03 | 2.97 | 3.19 | 2.96 |
| Efficiency Ratio | 62.21 | 65.36 | 62.88 | 72.66 |
| Loan to Deposit Ratio | 65.74 | 59.49 | 64.62 | 66.58 |
| **Per Share Metrics** | | | | |
| Diluted Earnings | $ 3.55 | $ 4.87 | $ 5.89 | $ 1.81 |
| Cash Dividend | 2.00 | 2.00 | 2.12 | 1.06 |
| Tangible Book Value (TBV)[1] | 51.67 | 52.48 | 36.82 | 39.05 |
| TBV (ex. securities AOCI)[1] | 47.79 | 50.74 | 54.45 | 55.04 |

(1) Non-GAAP measure. All non-GAAP reconciliations are provided in the appendix.
Note: 2023 results presented as of the quarter end or for the year to date ending, as applicable.

Burke & Herbert Financial Services Corp.

6

# Loan Portfolio as of 2Q23 ($ in 000s)

Solid Performance and Well-Positioned

Portfolio
$2,000,969



Residential
$522,944
27%
59%
Commercial
Real Estate
$1,198,840
6%
Owner-occupied
CRE $124,466
5%
Consumer $2,847
3%
AC&D $92,730
Commercial &
Industrial
$59,142

| Loan Segment | Variable | Fixed |
|---|---|---|
| Commercial Real Estate | $ 226,675 | $ 972,165 |
| Residential | 219,660 | 303,284 |
| Owner-occupied CRE | 7,519 | 116,947 |
| AC&D | 61,838 | 30,892 |
| Commercial & Industrial | 12,295 | 46,847 |
| Consumer | 1,280 | 1,567 |
| | $ 529,267 | $ 1,471,702 |

- CRE – Commercial Real Estate
- AC&D – Acquisition, Construction & Development

| Commercial Real Estate Category | $ | % |
|---|---|---|
| Retail Real Estate | $ 280,431 | 23% |
| Office Buildings / Condos | 219,911 | 18% |
| Industrial / Warehouse | 205,874 | 17% |
| Multi-Family | 139,704 | 12% |
| Hotels / Motels | 123,078 | 10% |
| Restaurants and Gas Stations | 60,403 | 5% |
| Self-Storage | 58,299 | 5% |
| Nursing-Assisted Living | 38,924 | 3% |
| Other | 72,216 | 7% |
| | $ 1,198,840 | 100% |

- The commercial real estate portfolio is diversified across asset classes with the majority being within the retail real estate sector
- The loan geographic footprint is spread across the greater DC / Maryland / Virginia (DMV) area with minimal exposure to both Washington D.C. proper and government-dependent occupancy
- In line with our overall strategy, we are focused on commercial & industrial loan growth and greater portfolio granularity
- Unused commitments totaled approximately $247 million and include 39% of unconditionally cancelable commitments

Burke & Herbert Financial Services Corp.

7

# Security Portfolio as of 2Q23 ($ in 000s)

Solid Performance and Well-Positioned

Portfolio FV
$1,252,190



Other
Asset-backed $7,965
$74,479 1%
U.S Treasury & agency $175,397
Non-Agency CMBS
$164,307
7%
13%
13%
Agency CMBS
$36,086
4%
34%
Municipal
$455,862
Non-Agency RMBS
$296,104
24%
4%
Agency RMBS
$41,990

| Category | Net Unrealized Losses | Amortized Cost | WA Yield |
|---|---|---|---|
| U.S Treasury & agency | $ 22,195 | $ 197,592 | 1.36% |
| Municipal | 82,332 | 538,194 | 5.13 |
| Agency RMBS | 5,350 | 47,340 | 3.38 |
| Non-Agency RMBS | 27,415 | 323,519 | 3.54 |
| Agency CMBS | 1,472 | 37,558 | 4.83 |
| Non-Agency CMBS | 7,979 | 172,286 | 4.74 |
| Asset-backed | 2,132 | 76,611 | 5.80 |
| Other | 1,535 | 9,500 | 5.13 |
| | $ 150,410 | $1,402,600 | 2.99% |

- Portfolio duration is approximately 4.3 years
- 69% of unrealized losses have a duration of approximately 6.2 years; remainder less than 3 years
- Unrealized losses are the result of the interest rate environment
- AOCI accretion expected to be ~6% per quarter assuming a stagnant interest rate environment
- The current portfolio is held as available-for-sale and there is no intent to reclassify any part
- Majority of non-agency CMBS and ABS are equity enhanced through structure and credit support

- FV – Fair Value
- CMBS – Commercial Mortgage-Backed Security
- RMBS – Residential Mortgage-Backed Security

- WA – Weighted Average
- AOCI – Accumulated Other Comprehensive Income
- ABS – Asset-backed security

Burke & Herbert Financial Services Corp.

8

9 Funding Sources as of 2Q23 ($ in 000s) • Loans to deposits ratio of 66.6% and Loans + Securities to Deposits ratio of 108.2% • Brokered deposits represent 12.9% of total deposits • Uninsured deposits totaled $681.9 million, representing 22.7% of total deposit balance • Borrowings totaled $249 million with remaining capacity of $959 million • Stress tests are performed on liquidity and capital on a quarterly basis in partnership with ALM consultant • We believe we have ample liquidity to withstand significant stress Demand (non interest) $876,396 Demand (interest) $525,154 Money market & savings $969,668 Brokered CDs $389,051 Time deposits & other $244,993 Deposits $3,005,262 Category Average Rate Demand (non interest bearing) Demand (interest bearing) 0.27% Money market & savings 1.39% Brokered certificates of deposit 4.50% Time deposits & other 0.95% 1.05% 33% 13% 7% 30% 17% Solid Performance and Well Positioned

# Capital Trends as of 2Q23

Solid Performance and Well-Positioned


Common Equity Tier 1 Ratio
16.2%
17.6%
18.0%
17.6%
FY20
FY21
FY22
2Q23


Total Capital Ratio
17.5%
18.8%
18.9%
18.7%
FY20
FY21
FY22
2Q23


Tier 1 Capital Ratio
16.2%
17.6%
18.0%
17.6%
FY20
FY21
FY22
2Q23


Average Equity to Average Assets
11.3%
10.9%
8.7%
7.9%
FY20
FY21
FY22
2Q23

## Capital Management

- We take a forward-looking, disciplined approach to capital management that emphasizes acceptable risk-adjusted returns over the long-term
- Our capital management priorities include
  - Supporting customers
  - Funding business investments
  - Maintaining appropriate capital in light of economic conditions and regulatory expectations
  - Returning excess capital to shareholders
- Modeled stress scenarios include evaluating the impact of deposit shocks, interest rate scenarios, and general balance sheet repositioning
- Stress scenarios result in capital levels well above well-capitalized levels
- Including the impact of AOCI our capital ratios as of 2Q23 would be the 12.3% (for CET 1 and Tier 1 Capital) and 13.4% (Total Capital)
- Capital ratios are for Burke & Herbert Financial Services Corp. for 2023 and 2022. Prior to 2022, they are for Burke & Herbert Bank & Trust Company

Burke & Herbert Financial Services Corp.

10

11 Asset Quality as of 2Q23 • Our objective is to maintain a moderate risk profile through the economic cycle • Credit risk management is embedded in our risk culture and in our decision making processes Managed through specific policies and processes Measured and evaluated against our risk appetite and credit concentration limits Reported, along with specific mitigation activities, to management and the Board of Directors through our governance structure • Underwriting guidelines are adjusted to reflect current market conditions • Loan reviews include ongoing monitoring procedures that involve additional stress testing of interest rate movements and collateral performance Credit Management 1.78% 1.82% 1.11% 1.30% FY20 FY21 FY22 2Q23 Allowance coverage ratio 0.22% 0.18% FY20 FY21 FY22 2Q23 NCOs / Average Loans 1.54% 1.50% 0.29% 0.15% FY20 FY21 FY22 2Q23 NPLs / Total Loans Solid Performance and Well Positioned •NCOs – Net charge offs •NPLs – Non performing loans 116.0% 121.0% 383.0% 886.7% FY20 FY21 FY22 2Q23 Allowance for Credit Losses / NPLs

12 • Our market area is one of the most attractive and well known MSAs • The greater Washington MSA is the 6th largest, according to the U.S. Census Bureau • Sixteen of the largest Fortune 500 companies headquartered across industries including hospitality, engineering & defense, and leisure • The Washington MSA is one of the most economically vibrant and diverse markets in the country ranking 15th in per capita personal income and offering over 20 colleges and universities for higher education Market Footprint & Recent Expansion Branch office Loan production office Richmond|March 2022 Fredericksburg|June 2021 Ashburn|October 2021 Bethesda|August 2022 Our Footprint Market Demographics Strategic Expansion • Our expansion goal is to be the quintessential community bank in each market, with local decision making and strong community involvement • Our locations for branches and loan production offices allow us to be close to our customers to drive our relationship based strategy • Our newer markets position us for expansion of our retail, wealth, and treasury management services Executable Strategic Plan

13 Transforming Digital Capabilities Digital Transformation Using digital technology to create new revenue streams for the Company Employee & Customer Experience Developing a digital first culture that focuses on the journey Digital Optimization Improving our existing operating processes and business models Our Focus Digital First BankTraditional Bank Asset Heavy Lean & Agile Legacy Structure Advanced Digital Capabilities • Large branch network • Product centric organization • Culture of “Built in House” business consensus and zero risk tolerance • Large marketplace community • Customer centric organization • Culture of faster launches and leveraging partners for platforms • Rigid, non modular, outdated tech with low scalability • Difficult to integrate with third parties • Agile digital & tech with high scalability • Ability to plug and play new functionalities Executable Strategic Plan

14 Fee based Revenue • Focused on investing in new and existing markets • Over $1 billion of assets under management • 2Q23 year over year revenue growth is flat in a challenging environment • Building a culture to bring the full Burke & Herbert experience to customers • Launched new lockbox service in 2022 • 2Q23 year over year improvement Merchant services revenue up 14% Debit card purchases up 2.6% • Reorganized management team in 2022 • Focused on relationship based lending • Introduced new offerings • YTD production is up 1% in a slower housing market Treasury Management Mortgage Banking • Portfolio • Secondary market • Full suite of options Wealth Services Digital banking Payables, Receivables & Sweep Solutions Investments & Funding Fraud Protection Executable Strategic Plan

15 Final Thoughts • Burke & Herbert Financial Services Corp. was established in September 2022 as the holding company for Burke & Herbert Bank & Trust Company • Burke & Herbert Bank & Trust Company is a $3.6 billion growth oriented commercial bank headquartered in Alexandria, Virginia • We have a seasoned executive management team and an experienced Board of Directors all focused on executing our strategy • The Company’s strategic plan rests on 3 pillars to meet our future growth expectations Profitably expanding our market share Transforming our digital capabilities Growing fee based sources of revenue

16 Total Revenue: Total revenue is a non GAAP measure and is derived from net interest income plus total non interest income. We believe that total revenue is a useful tool to determine how the Company is managing its business and how stable our revenue sources are from period to period. Appendix: Notes on non GAAP financial measures Total Revenue (thousands) December 31, 2020 December 31, 2021 December 31, 2022 June 30, 2023 (YTD) Net Interest Income $ 89,716 $ 96,603 $ 103,692 $48,566 Add: Total Non interest Income 19,004 17,251 17,087 8,839 Total Revenue (non GAAP) $ 108,720 $ 113,854 $ 120,779 $57,405

17 Appendix: Notes on non GAAP financial measures Net Interest Margin: The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of net interest income, we use net interest income on a fully taxable equivalent (FTE) basis by increasing the interest income earned on tax exempt assets to make it fully equivalent to interest income earned on taxable investments. FTE net interest income is calculated by adding the tax benefit on certain financial interest earning assets, whose interest is tax exempt, to total interest income then subtracting total interest expense. Management believes FTE net interest income is a standard practice in the banking industry, and when net interest income is adjusted on an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income and this adjustment is not permitted under GAAP. Taxable equivalent net interest income is only used for calculating net interest margin. The fully taxable equivalent net interest income is annualized and then is divided by the average earning assets to calculate net interest margin. The tax rate used for this adjustment is 21%. Net interest income shown elsewhere in this presentation is GAAP net interest income. Tax Equivalent Net Interest Income (thousands) December 31, 2020 December 31, 2021 December 31, 2022 June 30, 2023 (YTD) Interest Income – Loans $ 78,262 $ 73,170 $ 73,640 $48,060 Interest Income – Securities (taxable) 13,288 17,537 29,616 19,221 Interest Income – Securities (tax exempt) 8,737 9,907 8,940 2,867 Interest Income – Other 710 206 437 1,296 Interest Expense – Deposits 9,696 2,746 3,742 15,431 Interest Expense – Borrowed Funds 1,579 1,432 5,136 7,417 Interest Expense – Other 6 39 63 30 Total Net Interest Income $ 89,716 $ 96,603 $ 103,692 $48,566 Add: Tax benefit on Interest Income – Securities (tax exempt) 2,322 2,634 2,375 762 Total Tax Equivalent Net Interest Income (non GAAP) $ 92,038 $ 99,237 $ 106,067 $49,328 Average earning assets $3,042,533 $3,341,443 $3,327,272 $3,355,859 Net interest Margin (percentage) (non GAAP) 3.03 2.97 3.19 2.96

## Appendix: Notes on non-GAAP financial measures

Tangible Book Value per share (TBVPS) & TBVPS (excluding Securities AOCI): TBVPS represents the Company's tangible common equity at period-end divided by common shares at period-end. Currently, there are no adjustments from common equity to determine tangible common equity for the periods presented. TBVPS (excluding Securities AOCI) is tangible common equity defined above less tax-effected accumulated securities other comprehensive income.

| Tangible book value per common share (thousands, except share data) | December 31, 2020 | December 31, 2021 | December 31, 2022 | June 30, 2023 (YTD) |
|---|---|---|---|---|
| Total shareholders' equity | $ 384,877 | $ 389,627 | $ 273,453 | $290,072 |
| Less: Adjustments | – | – | – | – |
| Tangible common equity (non-GAAP) | $ 384,877 | $ 389,627 | $ 273,453 | $290,072 |
| Less: Securities AOCI | 28,905 | 12,975 | (130,875) | (118,823) |
| TCE less Securities AOCI (non-GAAP) | $ 355,972 | $ 376,652 | $ 404,328 | $408,895 |
| | | | | |
| Ending common shares outstanding | 7,448,080 | 7,423,760 | 7,425,760 | 7,428,710 |
| | | | | |
| Tangible book value per share (TBVPS) | $ 51.67 | $ 52.48 | $ 36.82 | $39.05 |
| TBVPS less Securities AOCI | $ 47.79 | $ 50.74 | $ 54.45 | $55.04 |

Burke & Herbert Financial Services Corp.

18